UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	000-024399	34-1856319
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

275 West Federal Street, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 742-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2015 Long Term Incentive Compensation Plan.

At the April 30, 2015 United Community Financial Corp. (“UCFC”) 2015 Annual Meeting of Shareholders (the “Annual Meeting”), UCFC’s shareholders approved the UCFC’s 2015 Long Term Incentive Compensation Plan (the “LTICP”). Also on April 30, 2015, after the shareholders’ approval of the LTICP at the Annual Meeting, UCFC’s Board of Directors approved and adopted the LTICP. The purpose of the LTICP is to provide a means through which UCFC may attract and retain employees and non-employee directors, to provide incentives that align their interests with those of UCFC’s shareholders and to promote the success of UCFC’s business. All of UCFC’s employees and non-employee directors are eligible to participate in the LTICP. The LTICP will be administered by the Board of Directors’ Compensation Committee. Under the LTICP, 1.2 million UCFC common shares are available for issuance. A more detailed description of the LTICP and the LTICP were included in the Company’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on Schedule 14A on March 20, 2015. A copy of LTICP is attached hereto as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

See Item 5.02 for information on the Annual Meeting.

(a)	At the close of business on March 9, 2015, the voting record date, there were 49,336,364 UCFC common shares outstanding and entitled to vote. At the Annual Meeting, 41,298,439, or 83.71%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b)	(i) Directors elected at the Annual Meeting for a three year term to expire at the 2018 Annual Meeting of Shareholders based on the following vote:

	Number of Votes Cast
	For	Withheld	Broker Non-Votes
Marty E. Adams	30,040,478	1,528,242	9,729,719
Lee Burdman	30,707,763	860,957	9,729,719
Scott D. Hunter	30,628,642	938,022	9,729,719

Other directors whose term of office continued after the Annual Meeting:

Zahid Afzal

Patrick W. Bevack

Scott N. Crewson

Richard J. Schiraldi

Gary M. Small

Ellen J. Tressel

(ii)	With respect to the advisory vote to approve the compensation of UCFC’s named executive officers as disclosed in the proxy statement the compensation was approved based on the following votes:

Number of Votes Cast
For	Against	Abstain	Broker Non-Votes
29,473,427	1,999,356	95,937	9,729,719

(iii)	Ratification of the selection of Crowe Horwath LLP, certified public accountants, as the auditors of UCFC for the current fiscal year, was approved based on the following votes:

Number of Votes Cast
For	Against	Abstain	Broker Non-Votes
40,892,010	189,039	247,390	N/A

(iv)	The 2015 United Community Financial Corp. Long Term Incentive Compensation Plan was approved based on the following votes:

Number of Votes Cast
For	Against	Abstain	Broker Non-Votes
29,539,965	1,938,294	90,461	9,729,719

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	2015 Long Term Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.

By:	/s/ Jude J. Nohra
Jude J. Nohra General Counsel & Secretary

Date: May 5, 2015

Exhibit Index

Exhibit No.	Description

10.1	Long-Term Incentive Compensation Plan

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